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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549





                           -------------------------------

                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934


                          Date of Report:  October 20, 1997


                                   CTS CORPORATION



                               950 West Boulevard North
                               Elkhart, Indiana  46514
                                    (219) 293-7511





     INDIANA                            1-4639                  35-0225010
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(State of Incorporation)         (Commission File No.)         (IRS Id. No.)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

    On October 16, 1997 (the "Effective Time), Dynamics Corporation of America, a New York corporation ("Dynamics") merged with and into CTS First Acquisition Corp. ("Sub"), a New York corporation and a wholly owned subsidiary of CTS Corporation (the "Company") pursuant to an Amended and Restated Agreement and Plan of Merger, dated as of May 9, 1997, as amended and restated on July 17, 1997, as amended (the "Merger Agreement"), among Sub, Dynamics and the Company. At the Effective Time of such merger (the "Merger"), among other things, (i) each then-outstanding share of common stock of Dynamics ("Dynamics Shares") (other than Electing Shares as defined below) was converted into the right to receive 0.88 shares of common stock of the Company ("CTS Shares"), (ii) holders of 3,297 Dynamics Shares who elected to receive cash in the Merger prior to the October 15, 1997 election deadline ("Electing Shares") received $58.00 in cash per Dynamics Share, (iii) each Dynamics Share owned by the Company, Sub, Dynamics or any wholly owned subsidiary of Dynamics (including the 1,164,339 Dynamics Shares acquired by Sub in a tender offer completed on June 16, 1997 for $56.25 per share (the "Tender Offer") and the 50,825 Dynamics Shares acquired in open market purchases after the Tender Offer) were canceled without payment of any consideration therefor, and (iv) Sub's name was changed to Dynamics Corporation of America.

    Immediately following the Merger, the Company owns all of the outstanding shares of the common stock of Dynamics Corporation of America, as successor in the Merger to Dynamics. Pursuant to the Merger Agreement, the Board of Directors of the Company continues to be composed of Joseph P. Walker, Chairman, President and Chief Executive Officer of the Company, Patrick J. Dorme, Vice President - Finance and Chief Financial Officer of Dynamics, Andrew Lozyniak, Chairman and President of Dynamics and two independent directors. Prior to the Merger, Dynamics owned 43.9% of the issued and outstanding CTS Shares and 30.3% of the voting power of the CTS Shares.

    Dynamics is a diversified manufacturer of commercial and industrial products. Dynamics' eight plants are located in California, Connecticut, Ohio and Pennsylvania. Its six business units manufacture electronic components, mobile vans and transportable shelters for specialized electronic and medical diagnostic equipment, portable electric housewares and commercial appliances, air distribution equipment, specialized air-conditioning equipment and generator sets. Subsequent to the Merger, the Company intends to continue the operations of Dynamics.

    In connection with the Tender Offer, the Company entered into a Credit Agreement among the Company, NBD Bank, N.A., as Agent, and the institutions from time to time parties thereto as lenders (the "Credit Agreement") providing for credit facilities (the "Credit Facilities") of $125 million. On June 16, 1997, the Company borrowed $50 million under the term loan portion of the Credit Facilities to finance the purchase of Dynamics Shares in the Tender Offer. The balance of the purchase price for Dynamics Shares came from working capital of the Company.

ITEM 5.  OTHER EVENTS.

         On October 16, 1997, in connection with the Merger, the shareholders of the Company approved certain amendments to the Company's Articles of Incorporation. The Company's Articles of Incorporation, as amended and restated, are filed herewith as Exhibit 3(a) and are incorporated herein by this reference. On May 9, 1997 the Company's Board of Directors approved certain amendments to the Company's By Laws to be effective on completion of the Merger. The By Laws, as amended, are filed herewith as Exhibit 3(b) and are incorporated herein by this reference.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS.

    (a)  Financial Statements of Business Acquired.

              The following audited consolidated financial statements of Dynamics are incorporated herein by reference to the Annual Report on Form 10-K for the year ended December 31, 1996 filed by Dynamics with the Securities and Exchange Commission (the "Commission"):

              Report of Independent Accountants

              Consolidated Balance Sheets - December 31, 1996 and 1995

              Consolidated Statements of Income - Years ended December 31, 1996, 1995 and 1994

              Consolidated Statements of Cash Flows - Years ended December 31, 1996, 1995 and 1994

              Notes to Consolidated Financial Statements

              The following unaudited consolidated financial statements of Dynamics are incorporated herein by reference to the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997 filed by Dynamics with the Commission:

              Condensed Consolidated Balance Sheets - June 30, 1997 and December 31, 1996

              Condensed Consolidated Statements of Income - Three and Six Months ended June 30, 1997 and 1996

              Condensed Consolidated Statements of Cash Flows - Six Months ended June 30, 1997 and 1996

              Notes to Condensed Consolidated Financial Statements - Unaudited

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    (b)  Pro Forma Financial Information.

              The following pro forma financial data is incorporated herein by reference to the Registration Statement on Form S-4 of the Company (Registration No. 333-34861) filed with the Commission on September 3, 1997:

              Unaudited Condensed Consolidated Pro Forma Balance Sheet at June 29, 1997

              Unaudited Condensed Consolidated Pro Forma Statement of Operations for the Six Months Ended June 29, 1997

              Unaudited Condensed Consolidated Pro Forma Statement of Operations for the Year Ended December 31, 1996

              Notes to Pro Forma Financial Data

    (c)  Exhibits:

      EXHIBIT NUMBER
         2 Amended and Restated Agreement and Plan of Merger dated as of May 9, 1997, as amended and restated on July 17, 1997, as amended, among Dynamics Corporation of America, CTS Corporation and CTS First Acquisition Corp. (the "Merger Agreement") (incorporated by reference to Exhibit 99(c)(6) to CTS Corporation's and CTS First Acquisition Corp.'s Amendment No. 3 to Schedule 13D, filed with the Commission on July 18, 1997).

         2(a) Amendment dated as of October 15, 1997 to the Merger Agreement.

         3(a) Articles of Incorporation, as amended and restated October 16, 1997.

         3(b) By Laws, as amended and in effect on October 16, 1997.

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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CTS CORPORATION
                                            (Registrant)


Date:  October 20, 1997                     By: /s/ Stanley J. Aris
                                               --------------------
                                                 Stanley J. Aris
                                                 Vice President - Finance and
                                                 Chief Financial Officer

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                                    EXHIBIT INDEX


EXHIBIT
NUMBER                            DESCRIPTION
------                            -----------


2 Amended and Restated Agreement and Plan of Merger dated as of May 9, 1997, as amended and restated on July 17, 1997, as amended, among Dynamics Corporation of America, CTS Corporation and CTS First Acquisition Corp. (incorporated by reference to Exhibit 99(c)(6) to CTS Corporation's and CTS First Acquisition Corp.'s Amendment No. 3 to Schedule 13D filed with the Commission on July 18, 1997).

2(a)               Amendment dated October 15, 1997 to the Merger
                   Agreement, filed herewith.

3(a) Articles of Incorporation, as amended and restated October 16, 1997, filed herewith.

3(b) By Laws, as amended and in effect October 16, 1997, filed herewith.

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